UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

Progressive Care Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52684	32-0186005
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

400 Ansin Blvd., Suite A
Hallandale Beach, FL 33009
(Address of Principal Executive Offices) (Zip Code)

(305) 760-2053
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 13, 2024, Progressive Care Inc. (the “Company”) held a Special Meeting of its Stockholders (the “Special Meeting”). At the Special Meeting, the business combination pursuant to which the Company would become a wholly-owned subsidiary of NextPlat Corp (“NextPlat”), was approved by the requisite vote of the Company’s stockholders. A playback of the Special Meeting can be found at https://www.virtualshareholdermeeting.com/RXMD2024SM.

The number of shares of the Company’s common stock that voted on the proposal presented at the Special Meeting was 4,127,990, and the number of shares of the Company’s Series B preferred stock that voted on the proposal was 3,000, together representing approximately 72.14% of voting power of outstanding shares of common stock and Series B preferred stock as of July 29, 2024, the record date for the Special Meeting.

The final voting results for the proposal submitted to a vote of the stockholders of the Company at the Special Meeting are set forth below. The proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 6, 2024.

Business Combination Proposal. The vote to consider and vote upon a proposal to approve and adopt the Merger Agreement and Plan of Reorganization, dated as of April 12, 2024, by and among NextPlat, Progressive Care LLC, a Nevada limited liability company and wholly-owned subsidiary of NextPlat, and the Company and the transactions contemplated thereby, was as follows:

Votes For	Votes Against	Abstentions
4,764,967	845,121	17,902

Item 8.01 Other Events.

On September 16, 2024, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated September 16, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Progressive Care Inc.

By	/s/ Charles M. Fernandez
Name:	Charles M. Fernandez
Title:	Chief Executive Officer

Date: September 16, 2024